UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   October 16, 2007

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio		45432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure

On October 16, 2007, DPL Inc. (the “Company”) announced that it will release its earnings for the third quarter of 2007 and earnings guidance for 2008 and 2009 on Tuesday, October 30, 2007, after the market closes.  On Wednesday, October 31, 2007 at 9:00 A.M. Eastern Time, the Company will conduct a webcast conference call with financial analysts.  The Company’s executive management will present an overview of financial results for the third quarter of 2007 and discuss details of its earnings guidance for 2008 and 2009, followed by a question and answer session. Interested parties can access the call real time on the Company website at www.dplinc.com.  Interested parties are encouraged to visit the site fifteen minutes prior to the start of the webcast in order to properly register.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits

(d)         Exhibits.

99.1	Press Release of DPL Inc., dated October 16, 2007

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: October 16, 2007
/s/ Paul M. Barbas
	Name:	Paul M. Barbas
	Title:	President and Chief Executive Officer